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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 23, 2002




                                  MedQuist Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    New Jersey                        0-19941                   22-2531298
------------------                 --------------               ----------
(State or other                     (Commission              (I.R.S. Employer
  jurisdiction                         File                 Identification No.)
of incorporation                      Number)
or organization)




                              Five Greentree Centre
                                    Suite 311
                                Marlton, NJ 08053


               ---------------------------------------------------
               (address of principal executive offices) (Zip Code)

       Registrants's telephone number, including area code: (856) 810-8000


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Item 5.  Other Events.

Pursuant to Regulation FD Rules 100-103:

         Attached as Exhibit 5.1 is the script for the Registrant's third quarter 2002 investor conference call held on October 23, 2002 at 11:00 a.m. (ET).

         Attached as Exhibit 5.2 is the Registrant's earnings release for the third quarter ended September 30, 2002.

Pursuant to Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934, attached as Exhibit 5.3 is a note concerning forward-looking statements and additional information regarding factors that could cause actual results to differ materially from those in such forward-looking statements.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MEDQUIST INC.



Date: October 23, 2002             By: /s/Brian J. Kearns
                                   ------------------------------------------
                                   Name:  Brian J. Kearns
                                   Title: Senior Vice President,
                                         Treasurer and Chief Financial Officer